PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.


                         THE STRONG INTERNATIONAL FUNDS
                                 INVESTOR CLASS

                            STRONG ASIA PACIFIC FUND
                       STRONG FOREIGN MAJORMARKETSSM FUND
                         STRONG INTERNATIONAL STOCK FUND
                              STRONG OVERSEAS FUND

                 Supplement to the Prospectus dated May 1, 2002

STRONG FOREIGN MAJORMARKETSSM AND INTERNATIONAL STOCK FUNDS
On February 28, 2003, shareholders of the Strong Foreign MajorMarketsSM Fund and the Strong International Stock Fund approved the reorganization of the Strong Foreign MajorMarketsSM Fund into the Strong Overseas Fund and the Strong International Stock Fund into the Strong Overseas Fund, which is expected to occur at the end of March 2003. After the close of the market on March 27, 2003, the Strong Foreign MajorMarketsSM and International Stock Funds will no longer accept additional investments by current shareholders, except for reinvested dividends.

ALL FUNDS
The Best and Worst Quarterly Performance table on page 7 of the Prospectus is deleted and replaced with the following:

     BEST AND WORST QUARTERLY PERFORMANCE
     (DURING THE PERIODS SHOWN ABOVE)

        FUND NAME                             BEST QUARTER RETURN                 WORST QUARTER RETURN
        ------------------------------------- ----------------------------------- -------------------------
        Foreign MajorMarketsSM                 26.2% (4th Q 1999)                 -13.9% (3rd Q 2001)
        Overseas                               53.4% (4th Q 1999)                 -16.1% (4th Q 2000)

Also, shares of each Fund purchased after September 1, 2002, and held for less than 15 calendar days are subject to a redemption fee of 1.00%, based on the redeemed share's market value. Redemption fees are paid directly to the Fund.

In addition, the following paragraph is added under "Additional Policies":

         EARLY REDEMPTION FEE
         Each Fund can experience substantial price fluctuations and is intended for long-term investors. Short-term "market timers" engage in frequent purchases and redemptions that can disrupt a fund's investment program and create additional transaction costs that are borne by all shareholders. For these reasons, each Fund charges a 1.00% fee, based on the redeemed share's market value, on redemptions (including exchanges) of Fund shares held for less than 15 calendar days.
         Redemption fees will be paid to the Fund. The Fund will use the "first-in, first-out" (FIFO) method to determine the 15-day holding period.


IF YOU HAVE ANY QUESTIONS, PLEASE CALL US, DAY OR NIGHT, AT 1-800-368-3863, 24 HOURS A DAY, 7 DAYS A WEEK.

            The date of this Prospectus Supplement is March 5, 2003.